UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 27, 2005


                                 SIRICOMM, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its Charter)

         Delaware                       0-18399                  62-1386759
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
    of incorporation)                   File No.)            Identification No.)


2900 Davis Boulevard, Suite 130, Joplin, Missouri             64804
-------------------------------------------------           ----------
(Address of principal executive offices)                    (Zip Code)


                                 (417) 626-9961
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
         (Former Name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statement or a Related Audit Report or Completed Interim Review.

         (a) On October 27, 2005, the Company's Audit Committee, acting on a recommendation from the Company's management, determined that the Company's audited financial statements for the fiscal year ended September 30, 2004, and its unaudited quarterly financial statements for the periods ended December 31, 2004, March 30, 2005 and June 30, 2005, should no longer be relied upon. The Company restated these financial statements to reclassify its outstanding Series A preferred stock on its balance sheet to classify it outside of permanent equity. The preferred stock is now presented outside of permanent equity and between liabilities and stockholder equity on the balance sheet. The Company has also included a line item on its consolidated statement of operations for the cumulative dividends and accretion on its preferred stock in their computation and presentation of its net loss per share. On September 30, 2005 the Company amended its Form 10-KSB for the year ended September 30, 2004 and each subsequent Form 10-QSB (December 31, 2004, March 31, 2005 and June 30, 2005).

         The Company's management and its Audit Committee reached their conclusions in consultation and with the concurrence of the Company's independent registered public accounting firm, BKD, LLP.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     SIRICOMM, INC.
                                                     (Registrant)


Date: November 1, 2005                               By:  /s/ J. Richard Iler
                                                         -----------------------
                                                         J. Richard Iler,
                                                         Chief Financial Officer

                                       3